Trade Payables and Other Liabilities (Tables)	12 Months Ended
Dec. 31, 2019
Text Block [Abstract]
Summary of Trade Payables and Other Liabilities

	€ million	€ million
Trade payables and other liabilities	2019	2018
Current: due within one year
Trade payables (a)	9,190	9,121
Accruals	4,153	3,724
Social security and sundry taxes	507	498
Deferred consideration	39	14
Others	879	1,100

	14,768	14,457

Non-current: due after more than one year
Accruals	117	121
Deferred consideration	169	173
Others	53	52

	339	346

Total trade payables and other liabilities	15,107	14,803

(a)
2019 includes €359 million (2018: €311 million) due to KKR as a result of an arrangement following the sale of the global spreads business (excluding Southern Africa). Unilever will provide certain services for up to two years from completion of the disposal and pays KKR for amounts collected on its behalf. See also trade receivables on page

114
.